HOUSING & DEVELOPMENT BOARD

Our Reference: CPD/SEP2021/EV001
Date: 18 October 2021

<u>In Consortium</u>:

Primech A&P Pte Ltd
23 Ubi Crescent
Singapore 408579

and

Charge+ Pte Ltd
510 Thomson Road
#11-00, SLF Building
Singapore 298135

and

Sunseap Group Pte Ltd
2 Boon Leat Terrace
#04-03/04, Habourside 2
Singapore 119844

and

Oyika Pte Ltd
2 Leng Kee Road
#05-02A, Thye Hong Centre
Singapore 159086

FORM OF AGREEMENT

DEPLOYMENT OF ELECTRIC VEHICLE CHARGING INFRASTRUCTURE (TENDER URA/T/20/006R) CONTRACT NO.: CPD/004/21 (NORTH-EAST ZONE)

THIS CONTRACT is made on 18 day of October 2021 BETWEEN the Housing & Development Board ("the Authority") of the one part, and Primech A&P Pte Ltd, Charge+ Pte Ltd, Sunseap Group Pte Ltd and Oyika Pte Ltd (collectively "Service Provider") of the other part.

WHEREAS the Authority requires goods and services to be supplied and has accepted a tender by the Service Provider for the supply of the same.

NOW IT IS AGREED as follows:

1. In this Contract, words and expression shall have the same meanings as are respectively assigned to them in the Conditions of Contract hereinafter referred to.

2. The following documents shall be deemed to form and be read and construed as part of this Agreement, viz:

   a) The Authority's Letter Of Acceptance dated 1 September 2021 (including any correspondences referred to in the said Letter Of Acceptance);

   b) The said Tender viz GeBIZ for the above which closed on 14 May 2021;

   c) The Instructions to Tenderers (including Appendices A and B);

   d) The Conditions of Contract (including Appendices A to C);

   e) The Specifications (including Appendices and Schedules to Specifications);

   f) All Amendment Letters issued by the Authority and URA (including but not limited to URA's Amendment Letter No. 1 of 4 May 2021 for URA/T/20/006R); and

   g) All clarification letters issued by the Authority or URA and replies from the Service Provider (including but not limited to URA's emails of 25 May 2021, 18 June 2021, 5 July 2021, 8 July 2021, 16 July 2021, 26 July 2021, 27, 29 & 30 July 2021, 2 August 2021 and 3 August 2021 for Tender Clarification 1, 2, 3, 4, 5, 6, 7, 8 and 9 respectively, and your replies via emails of 27 & 28 May 2021, 21 June 2021, 8 July 2021, 14 July 2021, 23 July 2021, 26 July 2021, 30 July 2021, 2 August 2021 and 4 August 2021 respectively).

3. In consideration of the payment to be made by the Service Provider to the Housing & Development Board ("the Authority") and the supply the goods and services mentioned in the Contract by the Service Provider in conformity in all respects with the provisions of the Contract, the Authority grants to the Service Provider the right to use and occupy designated lots in the Authority's car parks, as provided in the Contract.

The Parties hereto have by their respective duly authorised representatives have hereunto set their respective hands the day, the month and the year first above written.

Signed by:

Digitally signed by HDB18464J
Date: 2021.10.18 10:36:05 +08'00'

Mike Chan Hein Wah
Deputy Chief Executive Officer (Estate)

For and on behalf of the
Housing & Development Board

Signed by:

Name: Khazid Omar

Designation: Director

For and on behalf of
Primech A&P Pte Ltd

Signed by:

Name: Goh Chee Kiong

Designation: CEO

For and on behalf of
Charge+ Pte Ltd

Signed by:

____

Name: Frank Phuan

Designation: CEO

For and on behalf of
Sunseap Group Pte Ltd

Signed by:

____

Name: Roderick Chia

Designation: Director, CTO

For and on behalf of
Oyika Pte Ltd